Exhibit 10.25

Pathogenics, Inc.	99 Derby Street Hingham, MA 02043, USA Telephone: (781) 556-1090 Fax: (781) 925-8665 www.pathogenics.com

VIA FACSIMILE
May 15, 2007

Donald C. Fresne, Chairman & CEO
Egenix, Inc.
69 North Tower Hill Road
P.O. Box L
Millbrook, NY 12545

Re:      Termination of Merger of Egenix, Inc. with and into Pathogenics, Inc.

Dear Mr. Fresne:

     The purpose of this letter is to set forth the mutual agreement of Egenix, Inc. and Pathogenics, Inc. to terminate the Amended and Restated Agreement and Plan of Merger dated as of November 28, 2006 in accordance with the provisions of Section 8.1(a) thereof. Concurrently with the execution of this letter, Pathogenics, Inc. will execute and deliver to Egenix, Inc. the form of Release attached as Schedule A hereto, and Egenix, Inc. will execute and deliver to Pathogenics, Inc. the form of Release attached as Schedule B hereto. Except as set forth in the Release to be delivered by Egenix, Inc. to Pathogenics, Inc., from and after the date of this letter, neither party hereto shall have any obligation or liability to the other.

     If the foregoing is acceptable, please so indicate by executing one copy of this letter in the space provided and returning it to the undersigned along with the Release in the form of Schedule B.

Pathogenics, Inc.

	By:	/s/ Frederic P. Zotos

Frederic P. Zotos, Esq.,
President and Chief Executive Officer

Accepted this 15th day of May, 2007

Egenix, Inc.

By:	/s/ Donald C. Fresne

Donald C. Fresne
Chairman and Chief Executive Officer

SCHEDULE A

RELEASE

     PATHOGENICS, INC. (“Releasor”), a Delaware corporation, in consideration of the receipt from Egenix, Inc. (“Egenix”), a Delaware corporation, of the payment of good and valuable consideration, receipt and sufficiency of which payment are hereby acknowledged, hereby releases and discharges Egenix and all of its past and present officers, directors, employees, shareholders, agents, attorneys, accountants, consultants, successors, assigns and affiliates, and each of them (collectively called the “Releasees”), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, whether actual or inchoate, at law, in admiralty or in equity (collectively, “Claims”) which Releasor, its respective shareholders, officers, directors, affiliates, administrators, successors and assigns, or any of them, ever had or now have against the Releasees, or any of them, with respect to any act, event or omission which has occurred at any time prior to and including the date of execution of this Release; provided, however, that the foregoing release does not relieve Egenix of its obligation to make payment on that certain Promissory Noted dated November 28, 2006 in the original principal amount of $140,705 from Egenix to Releasor.

     This Release may not be modified, amended or terminated, or the provisions hereof waived, other than in a written instrument executed by Releasor and Egenix.

     This Release shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

      IN WITNESS WHEREOF, Releasor caused this release to be executed by a duly authorized officer on the 15th day of May, 2007.

PATHOGENICS, INC.

By: /s/ Frederic P. Zotos

Frederic P. Zotos, Esq.
President and Chief Executive Officer

STATE OF ____________)
                                                              ) ss:.
COUNTY OF ___________)

On the       day of                 in the year 2007, before me, the undersigned, personally appeared                            , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

SCHEDULE B

RELEASE

     EGENIX, INC. (“Releasor”), a Delaware corporation, in consideration of the receipt from Pathogenics, Inc. (“Pathogenics”), a Delaware corporation, of the payment of good and valuable consideration, receipt and sufficiency of which payment are hereby acknowledged, hereby releases and discharges Pathogenics and all of its past and present officers, directors, employees, shareholders, agents, attorneys, accountants, consultants, successors, assigns and affiliates, and each of them (collectively called the “Releasees”), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, whether actual or inchoate, at law, in admiralty or in equity (collectively, “Claims”) which Releasor, its respective shareholders, officers, directors, affiliates, administrators, successors and assigns, or any of them, ever had or now have against the Releasees, or any of them, with respect to any act, event or omission which has occurred at any time prior to and including the date of execution of this Release.

     This Release may not be modified, amended or terminated, or the provisions hereof waived, other than in a written instrument executed by Releasor and Pathogenics.

     This Release shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

      IN WITNESS WHEREOF, Releasor caused this release to be executed by a duly authorized officer on the 15th day of May, 2007.

EGENIX, INC.

By: /s/ Donald C. Fresne

Donald C. Fresne
Chairman and Chief Executive Officer

STATE OF ____________)
                                                              ) ss:.
COUNTY OF ___________)

On the       day of                 in the year 2007, before me, the undersigned, personally appeared                            , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public